UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

ALLIANCE BANKSHARES
CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

14280 Park Meadow Drive #350
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 814-7200

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit No.	Description
99.1	Alliance Bankshares Corporation press release dated November 5, 2003

Item 12. Results of Operations and Financial Condition.

     On November 5, 2003, Alliance Bankshares Corporation issued a press release announcing third quarter results for the quarter ended September 30, 2003. A copy of the company’s press release is hereby furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)
By: /s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr.
Executive Vice President & Chief Financial
Officer

Date: November 5, 2003

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Alliance Bankshares Corporation press release dated November 5, 2003.